UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2009

Kesselring Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-51378	51-0539828
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1956 Main Street, Sarasota, Florida, Florida	34236
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (941) 953-5774

Copies to:
Stephen M. Fleming, Esq.
Law Offices of Stephen M. Fleming PLLC
110 Wall Street, 11th Floor
New York, New York  10005
Telephone: (516) 833-5034
Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors;Appointment of Certain Officers; Compensatory Arrangements of CertainOfficers.

Item 8.01                      Other Events.

On March 31, 2009, Kesselring Restoration Corporation ("KRC"), a wholly owned subsidiary of Kesselring Holding Corporation (the “Registrant”), executed and delivered an Assignment for Benefit of Creditors, under Florida Statutes Section 727.101 et seq. (“Assignment”), assigning all of its assets to an assignee, who is responsible for taking possession of, protecting, preserving, and liquidating such assets and ultimately distributing the proceeds to creditors of KRC according to their priorities as established by Florida law.

A designated assignee will serve in a fiduciary capacity in connection with the foregoing Assignment and will assume his duties effective immediately.

The designated Assignee in this matter is:

Larry Hyman, CPA
106 S. Tampania Ave.
Suite 200
Tampa, Florida 33609

The Assignee filed a petition commencing the assignment proceedings in the Circuit Court of the Twelfth Judicial Circuit in and for Manatee County, Florida, Civil Division on March 31, 2009.

Under the terms of the Assignment, KRC transferred to the Assignee, in trust for the benefit of each of KRC’s creditors, all property, including (but not limited to) the assets, accounts receivable, inventory, lists of creditors, books and records, etc. Under Florida State law, the Assignee has the full power and authority to dispose of the property, sue for and recover in his own name everything belonging to KRC, compromise and settle all claims, disputes and litigations of, and review any transfers of KRC’s property.

Neither the Registrant nor its other wholly-owned subsidiaries are included in the above referenced proceedings.

On April 3, 2009, Kenneth Craig resigned as an executive officer and director of the Registrant.  Charles Rockwood, the Registrant’s Chief Operating and Financial Officer, was appointed as a director to fill the vacancy resulting from Mr. Craig’s resignation and was also appointed as the Chief Executive Officer.  Further, Mr. Rockwood also resigned as Chief Operating and Financial Officer.  Mr. Gary King, a director of the Company, was appointed as Interim Chief Financial Officer.

Item 9.01                     Financial Statements and Exhibits.

Exhibits

99.1	Petition Commencing Assignment for the Benefit of Creditors filed in the Circuit Court of the Sixth Judicial Circuit in and for Manatee County, Florida, Civil Division on March 31, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KESSELRING HOLDING CORPORATION

April 6, 2009	By:	/s/ Charles Rockwood
Charles Rockwood
Chief Executive Officer

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